Filed Pursuant to Rule 497(e)
                                            1933 Act Registration No. 33-40496


                        SUPPLEMENT DATED JANUARY 31, 1997
                     TO THE PROSPECTUS DATED AUGUST 1, 1996
                                       OF
                                IAI BALANCED FUND
                 (a portfolio of IAI Investment Funds VI, Inc.)


            Supplement to page 4 (Investment Objectives and Policies)

     As noted in the Prospectus, Balanced Fund may purchase securities issued by the United States government. Such securities may include U.S. Treasury inflation-protection securities. The value of such inflation-protection securities is adjusted for inflation and periodic interest payments are in amounts equal to a fixed percentage of the inflation-adjusted value of the principal. For further information, see the Supplement dated January 24, 1997 to the Statement of Additional Information dated August 1, 1996.

     Also as noted in the Prospectus, Balanced Fund may invest in securities of foreign issuers in accordance with its investment objectives and policies. Currently, Balanced Fund intends to limit its investment in foreign securities denominated in foreign currency and not publicly traded in the United States to no more than 25% of its total assets.

                       Supplement to page 12 (Management)

     Pursuant to a Subadvisory Agreement, IAI has delegated its investment management responsibilities with respect to Balanced Fund's investments in securities of foreign issuers to its affiliate, IAI International Ltd. Roy Gillson has responsibility for Balanced Fund's investments in securities of foreign issuers. Mr. Gillson is IAI International's Chief Investment Officer and a member of its Board of Directors. Mr. Gillson has served as a portfolio manager since joining IAI International in 1983. As an affiliate of IAI, IAI International receives no compensation under the Subadvisory Agreement.

                                                  Filed pursuant to Rule 497(e)
                                                  Registration No. 33-40496


                        SUPPLEMENT DATED JANUARY 31, 1997
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 1, 1996
                                       OF
                                IAI BALANCED FUND
                 (a portfolio of IAI Investment Funds VI, Inc.)


            Supplement to page 3 (Investment Objectives and Policies)


     The Balanced Fund may purchase securities issued by the United States government, which include U.S. Treasury inflation-protection securities.

     Inflation-protection securities are a new type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities will be auctioned and issued on a quarterly basis on the 15th of January, April, July, and October, beginning on January 15, 1997. Initially, they will be issued as 10-year notes, with other maturities added thereafter. The index used to measure inflation will be non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

     The value of the principal will be adjusted for inflation, and every six months the security will pay interest, which will be an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

     The principal of the inflation-protection security will be indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

     Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

     The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

     Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

     Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.


Supplement to "Tax Status" on page 28

     If Balanced Fund invests in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. If the Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of such original issue discount even though it receives no cash currently as interest payment on the obligation. If a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

     Because the Fund is required to distribute substantially all of its net investment income in order to be taxed as regulated investment company, it may be required to distribute an amount greater than the total cash income the Fund actually receives. Accordingly, in order to make the required distribution, the Fund may be required to borrow or to liquidate securities. The extent to which the Fund may liquidate securities at a gain may be limited by the requirement that generally less than 30% of such Fund's gross income (on an annual basis) consists of gains from the sale of securities held for less than three months.